EXHIBIT 10(a)

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 1 to Registration Statement No. 333-32242 on Form N-1A of our reports dated November 21, 2000 appearing in the Annual Report of Mercury Select Growth Fund (the “Fund”) of Mercury Funds, Inc. for the year ended September 30, 2000 covering both the Fund and Mercury Master Select Growth Portfolio, and to the reference to us under the caption “Financial Highlights” in the Prospectus, which is a part of such Registration Statement.

/s/ Deloitte & Touche LLP

Princeton, New Jersey January 5, 2001